EXHIBIT 23.1




                         Consent of Independent Auditors


         We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated October 25, 1996, in the Registration Statement (Form S-3 No. 33-00000) and related Prospectus of Sawtek Inc. for the registration of 2,500,000 shares of its common stock.



                                                        /s/Ernst & Young LLP
                                                           Ernst & Young LLP


Orlando, Florida
May 8, 1997